UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 31, 2024

HERITAGE GLOBAL INC.

(Exact name of registrant as specified in its charter)

Florida	001-39471	59-2291344
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12625 High Bluff Drive, Suite 305, San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 847-0656

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	HGBL	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2024, the Compensation Committee of the Board of Directors of Heritage Global, Inc. (the “Company”) approved a compensation plan (the “Compensation Plan”) for Brian Cobb, the Chief Financial Officer of the Company. Mr. Cobb has served as the Company’s principal financial officer since March 18, 2021.

The Compensation Plan provides that, for the years 2025 through 2028, Mr. Cobb will receive an annual base salary of $300,000. Additionally, under the Compensation Plan, Mr. Cobb is eligible to receive the following bonuses:

•
A cash bonus of 20% of Mr. Cobb’s annual base salary may be earned at the discretion of the Chief Executive Officer of the Company (the “CEO”) based on Mr. Cobb’s assessed performance, with particular attention to risk mitigating activities and due diligence leadership in mergers & acquisitions activities;
•
A cash bonus of 10% Mr. Cobb’s annual base salary may be earned at the discretion of the CEO if the yearly net operating income of the Company reflects earnings exceeding $10,000,000, subject to adjustment for any merger & acquisition activity; and
•
A cash bonus of 10% Mr. Cobb’s annual base salary may be earned at the discretion of the CEO if the yearly net operating income of the Company reflects earnings exceeding $12,000,000, subject to adjustment for any merger & acquisition activity.

In addition, pursuant to the Compensation Plan, on January 1, 2025, Mr. Cobb received a restricted stock award of 125,000 shares of the Company’s common stock under the 2022 Heritage Global Inc. Equity Incentive Plan. The shares subject to such restricted stock award will vest in equal installments on December 31 for the years 2025 through 2028.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE GLOBAL INC.

Date: January 3, 2025	By:	/s/ Ross Dove
Ross Dove
Chief Executive Officer